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                                EXHIBIT NO. 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated July 28, 1993 included and incorporated by reference in The Standard Products Company's Form 10-K for the year ended June 30, 1993 and to all references to our Firm included in this registration statement.

                                ARTHUR ANDERSEN & CO.





Cleveland, Ohio,
  June 6, 1994.